                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of October, 1999

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1999-10
                 (Exact name of the registrant as specified in charter)

                 Delaware               333-65911               T/B/D
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of October, 1999, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1999-10   , Monthly Distribution Report for October 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 9, 1999

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.9436
POOL NUMBER:  1572
____________________________________________________________________________________________
ISSUE DATE:  09/29/1999
CERTIFICATE BALANCE AT ISSUE:    $201,468,162.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                    1615                         $201,468,162.79
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $121,983.72
Unscheduled Principal Collection/Reversals                            $21,756.80
Liquidations-in-full                                       2         $117,917.01
Net principal Distributed                                            $261,657.53       ($261,657.53)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1613                         $201,206,505.26

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,470,631.53

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $136,894.23

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $1,595,394.83


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.9436
POOL NUMBER:  1572
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
       $261,657.53     $1,333,737.30           $0.00      $1,333,865.70             $0.00     $1,595,394.83

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,311,923.00              $0.00                $0.00             $0.00      $4,311,923.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $187,011.00              $0.00                $0.00             $0.00        $187,011.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $8,494,488.92              $0.00                $0.00             $0.00      $8,494,488.92

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   33      $4,268,407.86         0              $0.00         0              $0.00

IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________
    0              $0.00         0              $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I,II,III, and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 27, 1999, to that certain Prospectus dated
July 27,1999, pursuant to which certain of the Group I,II,III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements")provided by the D-B Certificates provide coverage to the Group I,II,III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of each Class D-B Certificates immediately after the principal and interest distribution on 10/25/1999 are as follows:

                Class       Class Principal Balance
                DB1               $14,876,134.00
                DB2                $7,330,270.00
                DB3                $3,665,136.00
                DB4                $2,802,750.00
                DB5                $1,509,173.00
                DB6                $2,155,963.00
                              __________________
                Total             $32,339,426.00
                              ==================

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,311,923.00, $187,011.00, $8,494,488.92 respectively,and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 1999):

SERIES:  1999-10      POOL NUMBER:  1572

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $201,206,505.26**        $4,268,407.86***        $4,268,407.86***
Number:                         1613                     33                      33
% of Pool:                    100.00%                  2.12%                   2.12%
(Dollars)
% of Pool:                    100.00%                  2.05%                   2.05%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.46662821.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.3702
POOL NUMBER:  1569
____________________________________________________________________________________________
ISSUE DATE:  09/29/1999
CERTIFICATE BALANCE AT ISSUE:    $67,985,203.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     714                          $67,985,203.86
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $193,149.68
Unscheduled Principal Collection/Reversals                            $44,746.82
Liquidations-in-full                                       3         $409,922.32
Net principal Distributed                                            $647,818.82       ($647,818.82)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        711                          $67,337,385.04

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $448,762.81

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $31,293.18

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $1,065,288.45


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.3702
POOL NUMBER:  1569
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
       $647,818.82       $417,469.63           ($0.86)       $417,468.77             $0.00     $1,065,288.45

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,311,923.00              $0.00                $0.00             $0.00      $4,311,923.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $187,011.00              $0.00                $0.00             $0.00        $187,011.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $8,494,488.92              $0.00                $0.00             $0.00      $8,494,488.92

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    6        $615,598.41         0              $0.00         0              $0.00

IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________
    0              $0.00         0              $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I,II,III, and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 27, 1999, to that certain Prospectus dated
July 27,1999, pursuant to which certain of the Group I,II,III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements")provided by the D-B Certificates provide coverage to the Group I,II,III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of each Class D-B Certificates immediately after the principal and interest distribution on 10/25/1999 are as follows:

                Class       Class Principal Balance
                DB1               $14,876,134.00
                DB2                $7,330,270.00
                DB3                $3,665,136.00
                DB4                $2,802,750.00
                DB5                $1,509,173.00
                DB6                $2,155,963.00
                              __________________
                Total             $32,339,426.00
                              ==================

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,311,923.00, $187,011.00, $8,494,488.92 respectively,and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 1999):

SERIES:  1999-10      POOL NUMBER:  1569

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $67,337,385.04**          $615,598.41***          $615,598.41***
Number:                          711                      6                       6
% of Pool:                    100.00%                  0.91%                   0.91%
(Dollars)
% of Pool:                    100.00%                  0.84%                   0.84%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.15616554.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.3571
POOL NUMBER:  1570
____________________________________________________________________________________________
ISSUE DATE:  09/29/1999
CERTIFICATE BALANCE AT ISSUE:    $24,652,311.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     216                          $24,652,311.22
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $16,470.68
Unscheduled Principal Collection/Reversals                             $2,187.25
Liquidations-in-full                                       1          $93,995.34
Net principal Distributed                                            $112,653.27       ($112,653.27)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        215                          $24,539,657.95

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $166,999.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $15,866.81

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.01
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.01

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                               $263,786.35


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    7.3571
POOL NUMBER:  1570
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
       $112,653.27       $151,133.08             $0.05       $151,133.13             $0.00       $263,786.35

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,311,923.00              $0.00                $0.00             $0.00      $4,311,923.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $187,011.00              $0.00                $0.00             $0.00        $187,011.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $8,494,488.92              $0.00                $0.00             $0.00      $8,494,488.92
DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    3        $280,580.32         0              $0.00         0              $0.00

IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________
    0              $0.00         0              $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I,II,III, and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 27, 1999, to that certain Prospectus dated
July 27,1999, pursuant to which certain of the Group I,II,III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements")provided by the D-B Certificates provide coverage to the Group I,II,III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of each Class D-B Certificates immediately after the principal and interest distribution on 10/25/1999 are as follows:

                Class       Class Principal Balance
                DB1               $14,876,134.00
                DB2                $7,330,270.00
                DB3                $3,665,136.00
                DB4                $2,802,750.00
                DB5                $1,509,173.00
                DB6                $2,155,963.00
                              __________________
                Total             $32,339,426.00
                              ==================

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,311,923.00, $187,011.00, $8,494,488.92 respectively,and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 1999):

SERIES:  1999-10      POOL NUMBER:  1570

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $24,539,657.95**          $280,580.32***          $280,580.32***
Number:                          215                      3                       3
% of Pool:                    100.00%                  1.14%                   1.14%
(Dollars)
% of Pool:                    100.00%                  1.40%                   1.40%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.05691116.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    8.0533
POOL NUMBER:  1571
____________________________________________________________________________________________
ISSUE DATE:  09/29/1999
CERTIFICATE BALANCE AT ISSUE:    $137,086,655.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                    1096                         $137,086,655.49
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $80,172.20
Unscheduled Principal Collection/Reversals                            $16,618.43
Liquidations-in-full                                       9       $1,050,849.13
Net principal Distributed                                          $1,147,639.76     ($1,147,639.76)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1087                         $135,939,015.73

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,002,670.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $85,460.92

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $2,064,849.12


                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1999 DISTRIBUTION REPORT

SERIES:  1999-10                                       WEIGHTED AVERAGE PC RATE:    8.0533
POOL NUMBER:  1571
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
     $1,147,639.76       $917,209.36           ($0.22)       $917,209.14             $0.00     $2,064,848.90

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,311,923.00              $0.00                $0.00             $0.00      $4,311,923.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $187,011.00              $0.00                $0.00             $0.00        $187,011.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $8,494,488.92              $0.00                $0.00             $0.00      $8,494,488.92

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   19      $2,508,830.26         0              $0.00         0              $0.00

IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________
    0              $0.00         0              $0.00

The Group D-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I,II,III, and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated September 27, 1999, to that certain Prospectus dated
July 27,1999, pursuant to which certain of the Group I,II,III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements")provided by the D-B Certificates provide coverage to the Group I,II,III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

The Class Principal Balances of each Class D-B Certificates immediately after the principal and interest distribution on 10/25/1999 are as follows:

                Class       Class Principal Balance
                DB1               $14,876,134.00
                DB2                $7,330,270.00
                DB3                $3,665,136.00
                DB4                $2,802,750.00
                DB5                $1,509,173.00
                DB6                $2,155,963.00
                              __________________
                Total             $32,339,426.00
                              ==================

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,311,923.00, $187,011.00, $8,494,488.92 respectively,and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard," "bankruptcy bond," and "mortgage repurchase," respectively. However, no policy of insurance exists for any such coverage, notwithstanding the reference to "insurance."

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 1999):

SERIES:  1999-10      POOL NUMBER:  1571

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $135,939,015.73**        $2,508,830.26***        $2,508,830.26***
Number:                         1087                     19                      19
% of Pool:                    100.00%                  1.85%                   1.85%
(Dollars)
% of Pool:                    100.00%                  1.75%                   1.75%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1999 scheduled payments and September 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1999.

Trading Factor, calculated as of distribution date : 0.31526306.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1999, and unscheduled prepayments in months prior to October ) can be calculated.